Exhibit 99.1

The Subprime Source Since 1991 June 2024 Investor Presentation

SAFE HARBOR STATEMENT Forward - looking statements in this presentation include the Company’s expectations of growth and the Company's recorded figures representing allowances for remaining expected lifetime credit losses, its estimates of fair value (most significantly for its receivables accounted for at fair value), its provision for credit losses, its entries offsetting the preceding, and figures derived from any of the preceding. In each case, such figures are forward - looking statements because they are dependent on the Company’s estimates of losses to be incurred in the future. The accuracy of such statements may be adversely affected by various factors, which include the following: possible increased delinquencies; repossessions and losses on retail installment contracts; incorrect prepayment speed and/or discount rate assumptions; possible unavailability of qualified personnel, which could adversely affect the Company’s ability to service its portfolio; possible increases in the rate of consumer bankruptcy filings, which could adversely affect the Company’s rights to collect payments from its portfolio; other changes in government regulations affecting consumer credit; possible declines in the market price for used vehicles, which could adversely affect the Company’s realization upon repossessed vehicles; economic conditions in geographic areas in which the Company's business is concentrated; and our ability to generate sufficient operating and financing cash flows. Any or all of such factors also may affect the Company’s future financial results, as to which there can be no assurance. Any implication that the results of the most recently completed quarter are indicative of future results is disclaimed, and the reader should draw no such inference. Factors such as those identified above in relation to losses to be incurred in the future may affect future performance. 2

COMPANY OVERVIEW Consumer Portfolio Services specializes in purchasing and servicing automobile contracts originated by licensed motor vehicle dealers in the sale of new and used automobiles, light trucks and passenger vans. Through our purchases, we provide indirect financing to dealers for sub - prime customers. We serve as an alternative source of financing for dealers, allowing sales to customers who otherwise might not be able to obtain financing. $3.4 Billion Managed Portfolio (1) NASDAQ Listed: CPSS Average Management Tenure is 24 Years - 300+ Combined Years at CPS HQ in Las Vegas, NV Operating Branches in NV, CA, IL, VA and FL 925 Employees (1) 8,900 Daily Applications Received from Dealers (1) Established in 1991. IPO 1992 51 Consecutive Profitable Quarters (1) 102 ABS Deals to Date (1) As of June 30, 2024 3

THE CPS ADVANTAGE • Repo - Skip Scorecard • Deficiency Scorecard • Dealer Scorecard • Asset Scorecard • Collection Behavior Scorecard • Extension Scorecard • Applicant Scorecard • Deal Scorecard • Early Payment Default Scorecard Originations Servicing (Collection) Servicing (Recovery) Asset & Dealers CPS is a leader in Machine Learning (ML) and Artificial Intelligence (AI). • Industry leading disciplined modeling framework: Linear/Logistic Regression, Neural Network, Decision Tree, Ensemble Model, Time Series, Machine Learning, Random Forest • Continuous model training and recalibration Proprietary Modeling and Scorecards Instant Credit Decisions Leads CPS to Higher Quality Loans Risk Department Led by Industry Veterans Decades of Historical Performance Data Shape our Models 4

LEADERSHIP Charles “Brad” Bradley CEO, Chairman of the Board • CEO since 1992 • Chairman of the Board since 2001 • 33 years at CPS Mike Lavin President, COO, CLO • President since 2022 • COO since 2019. CLO since 2014 • 23 Years at CPS Danny Bharwani CFO • CFO since 2022 • 27 years at CPS CPS’ senior management team consists of 13 executives that are led by Brad, Mike and Danny. Each has significant industry experience and, on average, 23 years with CPS. Combined, senior management has over 300 years of auto lending experience just at CPS . 5

MARKET • $1.5 trillion auto loans outstanding at Q1 2024 (1) • ~14% of auto financings in Q1 2024 were sub - prime (1) Large Total Addressable Market (TAM) • Capital - intensive • Highly regulated industry High Barrier to Entry • Few dominant players • Compete on rates and fees Small, Fragmented Market Dynamics Footprint 6% 8% 10% 5% 5% 5% (1) According to Experian Automotive (2) As of June 30, 2024 • Highest volume originating states for CPS (2) • Contracts purchased in 47 states (2) 6

PRODUCT OFFERING % of Purchases Avg. FICO Avg. Time on Job (years) Household Income Avg. Amount Financed Avg. Yield (2) Program (1) 3% 669 8.7 $97,047 $24,260 14.79% Meta 16% 581 7.3 $88,123 $26,257 16.45% Preferred 21% 569 5.7 $83,517 $25,159 18.87% Super Alpha 22% 561 4.9 $81,168 $22,458 21.33% Alpha Plus 27% 576 4.1 $62,508 $20,349 22.73% Alpha 7% 585 3.3 $58,675 $16,096 24.85% Standard 2% 575 3.8 $57,003 $14,136 25.79% Mercury / Delta 3% 582 2.6 $49,338 $13,788 25.42% First Time Buyer 100% 576 4.9 $73,445 $21,669 20.67% Overall (1) Under the CPS programs for contracts purchased for the six months ended June 30, 2024. (2) Contract APR as adjusted for fees charged (or paid) to dealer. 7

ORIGINATION CHARACTERISTICS 105.0% 110.0% 115.0% 120.0% 125.0% 130.0% Loan to Value 8.5% 9.0% 9.5% 10.0% 10.5% 11.0% 11.5% Payment to Income 590 585 580 575 570 565 560 555 550 545 FICO 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% APR $0 $5,000 $10,000 $15,000 $20,000 $25,000 Amount Financed 65.5 66.0 66.5 67.0 67.5 68.0 68.5 69.0 Original Term 8

DEMAND FOR OUR LENDING PROGRAMS 0 500,000 1,000,000 1,500,000 2,000,000 2,500,000 3,000,000 3,500,000 Applications vs. Funded Loans Approved Applications 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 - YTD Applications Contracts Funded 54% Average Approval Rate 12,000 Approved Dealer Network Strong Demand for our Lending Programs Auto Decisioning Proprietary AI Driven Scorecard Selective Funding Answers Within Seconds to Dealers 9

WHO IS OUR CUSTOMER? CPS Customer 42 Years Old on Average 5 Years Average Job Time 7 Years Average Length at Residence 9 Years Credit History on Average 24% Homeowners 10.7% Average Payment to Income $73,000 Average Household Income 34.6% Average Debt to Income 10 Amounts for CPS programs for contracts purchased for the six months ended, June 30, 2024.

WHAT DO OUR CUSTOMERS DRIVE? Certified Pre - Owned, 18% Pre - Owned, 74% VEHICLE TYPE New, 8% Factory Franchised, 71% ORIGINATING DEALERSHIP Independent, 29% Domestic, 47% 11 Charts show data for CPS programs for contracts purchased for the three months ended June 30, 2024. Imports , 53% VEHICLE MAKE

PORTFOLIO PERFORMANCE Data shown is CNL performance by ABS deal, and as of June 30, 2024. 12 22.00% 20.00% 18.00% 16.00% 14.00% 12.00% 10.00% 8.00% 6.00% 4.00% 2.00% 0.00% 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 39 41 43 45 47 49 51 53 55 57 59 61 63 65 67 69 71 73 75 77 79 81 83 Months Seasoned CNL Percentage 2016 - Q1 2019 - Q1 2022 - Q1 2016 - Q2 2019 - Q2 2022 - Q2 2016 - Q3 2019 - Q3 2022 - Q3 2016 - Q4 2019 - Q4 2022 - Q4 2017 - Q1 2020 - Q1 2023 - Q1 2017 - Q2 2020 - Q2 2023 - Q2 2017 - Q3 2020 - Q3 2023 - Q3 2017 - Q4 2020 - Q4 2023 - Q4 2018 - Q1 2021 - Q1 2024 - Q1 2018 - Q2 2021 - Q2 2024 - Q2 2018 - Q3 2021 - Q3 2018 - Q4 2021 - Q4

RECOVERY RATE Data shown as of June 30, 2024. - 50.0 100.0 150.0 200.0 250.0 300.0 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 50.0% 55.0% Jun - 17 Sep - 17 Dec - 17 Mar - 18 Jun - 18 Sep - 18 Dec - 18 Mar - 19 Jun - 19 Sep - 19 Dec - 19 Mar - 20 Jun - 20 Sep - 20 Dec - 20 Mar - 21 Jun - 21 Sep - 21 Dec - 21 Mar - 22 Jun - 22 Sep - 22 Dec - 22 Mar - 23 Jun - 23 Sep - 23 Dec - 23 Mar - 24 Jun - 24 Manheim Index Recovery Rate Auction Values Average CPS Recovery Rate Maheim Used Vehicle Index Recovery Rates Correlate with Manheim Index Return to Historical Norms Post COVID Vast Auction Network 13

ECONOMIC MODEL June 30, 2023 June 30, 2024 11.4% 11.3% Interest Income 0.0% 0.7% Mark to Fin. Recs. at FV 0.3% 0.3% Servicing and Other Income (4.9%) (6.0%) Interest Expense 6.8% 6.3% Net Interest Margin 1.3% 0.2% Provision for Credit Losses (5.5%) (5.7%) Core Operating Expenses 2.6% 0.9% Pretax Return on Assets (1) As a percentage of the average managed portfolio. Percentages may not add due to rounding. 14

SUMMARY BALANCE SHEET June 30, 2024 December 31, 2023 Assets 6.2 $ $ 9.8 Cash 119.3 256.9 Restricted cash 24.7 12.0 Finance receivables, net of allowance 2,722.7 2,960.4 Finance receivables, measured at fair value 3.7 2.4 Deferred tax assets, net 27.2 45.1 Other assets $ 2,903.7 $ 3,286.5 Liabilities 62.5 $ $ 66.4 Accounts payable and accrued expenses 234.0 82.2 Warehouse lines of credit 49.9 99.1 Residual interest financing 2,265.4 2,736.2 Securitization trust debt 17.2 22.4 Subordinated renewable notes 2,629.0 3,006.2 274.7 280.3 Shareholders' equity $ 2,903.7 $ 3,286.5 Summary Balance Sheet ($ in millions) (1) (1) Numbers may not add due to rounding . 15

SUMMARY STATEMENT OF OPERATIONS (1) Numbers may not add due to rounding. 16 June 30, 2023 June 30, 2024 $ 82.6 $ 88.4 Interest income - 5.5 Mark to finance receivables at fair value 2.2 2.0 Other income 84.9 95.9 Total Revenues 21.1 23.7 Employee costs 19.1 20.7 General and administrative 35.7 46.7 Interest (9.7) (2.0) Provision for credit losses 66.3 89.2 Total Expenses 18.6 6.7 Pretax income 4.7 2.0 Income tax expense $ 14.0 $ 4.7 Net income $ 0.55 $ 0.19 EPS (fully diluted) Summary Statement of Operations ($ in millions) (1) Three Months Ended

SELECTED FINANCIAL DATA June 30, 2023 June 30, 2024 ($ in millions) $ 318.4 $ 431.9 Auto contract purchases $ 2,910.3 $ 3,173.3 Total managed portfolio $ 58.9 $ 51.1 Risk - adjusted margin (1) Core operating expenses (2) $ 40.3 $ 44.5 $ Amount 5.5% 5.7% % of avg. managed portfolio 2.6% 0.9% Pretax return on managed assets (3) Total delinquencies and repo inventory (30+ days past due) 11.7% 13.3% As a % of total owned portfolio Annualized net charge - offs 6.3% 7.3% As a % of total owned portfolio for credit losses. 17 Three Months Ended (1) Revenues less interest expense and provision (2) Total expenses less provision for credit losses and interest expense. (3) Equal to annualized pretax income as a percentage of the average managed portfolio .

SHAREHOLDER VALUE $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 Jun - 17 Sep - 17 Dec - 17 Mar - 18 Jun - 18 Sep - 18 Dec - 18 Mar - 19 Jun - 19 Sep - 19 Dec - 19 Mar - 20 Jun - 20 Sep - 20 Dec - 20 Mar - 21 Jun - 21 Sep - 21 Dec - 21 Mar - 22 Jun - 22 Sep - 22 Dec - 22 Mar - 23 Jun - 23 Sep - 23 Dec - 23 Mar - 24 Jun - 24 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 $8.00 $9.00 $10.00 $11.00 $12.00 $13.00 $14.00 Pre - tax Income $ in Thousands - Left Axis Book Value per Share in $ - Right Axis Continuous Improvements to Shareholder Value NASDAQ Listed Stock - Ticker Symbol: CPSS 18

INVESTMENT OUTLOOK Continuous Growth Strong macroeconomic factors AI - driven Originations Scorecard Strong Fundamentals • 2.9 million applications in 2023 • $1.36 billion in sub - prime auto contracts funded in 2023 • Managed portfolio is at largest amount in company history • Raised Wtd. Avg APRs in originations from 17.72% in Dec 2022 to 20.67% in June 2024 • Favorable demand for used vehicles • New vehicle pricing increase and increasing sales despite rising interest rates • Improves efficiency and customer satisfaction • Upcoming AI Scorecard Refresh (refresh every 18 - 24 months) • Industry leading technology in all facets of our business • Decreased leverage on the portfolio puts CPS in a position to grow faster than competitors • Increasing shareholder equity - highest in company history • Decreasing core operating expenses, while portfolio grows Investor Relations Contact Tom Colton and Alec Wilson Gateway Group, Inc. Phone: 949 - 574 - 3860 Email: CPSS@gateway - grp.com 19

REFERENCE TO PUBLIC REPORTS Any person considering an investment in securities issued by CPS is urged to review the materials filed by CPS with the U.S. Securities and Exchange Commission ("Commission"). Such materials may be found by inquiring of the Commission‘s EDGAR search page www.sec.gov/edgar/searchedgar/companysearch.html using CPS's ticker symbol, which is "CPSS." Risk factors that should be considered are described in Item 1A, “Risk Factors," of CPS’s most recent annual report on Form 10 - K and subsequent reports on Form 10 - Q, which reports are on file with the Commission and available for review at the Commission's website. Such description of risk factors is incorporated herein by reference. 20